UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  September 21, 2009

Commission File Number: 001 – 32032

CONVENIENTCAST INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	83-0375241
(state or other jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

1174 Manitou Dr., PO Box 363, Fox Island, WA 98333
 (Address of principal executive offices)

(253) 549-4336
Issuer’s telephone number

Lone Mountain Mines, Inc.
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Items

On August 20, 2009, Lone Mountain Mines, Inc. (the “Company”) filed Articles of Merger with the Nevada secretary of State to merge with its wholly owned subsidiary, Convenientcast Inc.  The only changes to the corporate structure and Articles of Incorporation of the Company due to the merger are that it no longer owns Convenientcast Inc. and that it has amended its Articles of Incorporation to change its name to Convenientcast Inc.

We have received approval from FINRA for the name change effective as of the opening of businesses on September 21, 2009.  We have also been granted a new symbol on the OTC Bulletin Board.  Our new symbol is “CVCT”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2009	CONVENIENTCAST INC.

	By:	/s/ Kevin Murphy
Kevin Murphy,
Director, President, Chief Executive Officer